                                                                    EXHIBIT 9(b)

                                   APPENDIX A
                               CUSTODIAN AGREEMENT


LIBERTY FUNDS TRUST I                                             EFFECTIVE DATE
     Liberty High Yield Securities Fund                           10/24/01
     Liberty Strategic Income Fund                                10/24/01
     Liberty Tax-Managed Growth Fund                              10/10/01
     Liberty Tax-Managed Growth Fund II                           10/10/01
     Liberty Tax-Managed Value Fund                               10/10/01
     Liberty Tax-Managed Aggressive Growth Fund                   10/10/01


LIBERTY FUNDS TRUST II

     Liberty Newport Japan Opportunities Fund                     10/24/01
     Liberty Newport Greater China Fund                           10/24/01
     Liberty Money Market Fund                                    10/10/01


LIBERTY FUNDS TRUST III

     Liberty Select Value Fund                                    10/10/01
     The Liberty Fund                                             10/24/01
     Liberty Newport Global Equity Fund                           10/24/01
     Liberty Federal Securities Fund                              10/24/01
     Liberty Contrarian Income Fund                               10/10/01
     Liberty Intermediate Government Income Fund                  11/25/02
     Liberty Quality Plus Bond Fund                               11/25/02
     Liberty Corporate Bond Fund                                  11/25/02

LIBERTY FUNDS TRUST IV

     Liberty Tax-Exempt Fund                                      10/17/01
     Liberty Tax-Exempt Insured Fund                              10/17/01
     Liberty Utilities Fund                                       10/10/01
     Liberty Municipal Money Market Fund                          10/10/01

                                   APPENDIX A
                         CUSTODIAN AGREEMENT (CONTINUED)

LIBERTY FUNDS TRUST V                                                  EFFECTIVE DATE
     Liberty California Tax-Exempt Fund                                10/17/01
     Liberty Connecticut Tax-Exempt Fund                               10/17/01
     Liberty Massachusetts Tax-Exempt Fund                             10/17/01
     Liberty New York Tax-Exempt Fund                                  10/17/01
     Liberty New Jersey Intermediate Municipal Bond Fund               11/18/02
     Liberty New York Intermediate Municipal Bond Fund                 11/25/02
     Liberty Rhode Island Intermediate Municipal Bond Fund             11/18/02
     Liberty Florida Intermediate Municipal Bond Fund                  11/18/02
     Liberty Pennsylvania Intermediate Municipal Bond Fund             11/25/02
     Liberty Connecticut Intermediate Municipal Bond Fund              11/18/02
     Liberty Massachusetts Intermediate Municipal Bond Fund            12/09/02
     Liberty Large Company Index Fund                                  12/09/02
     Liberty U.S. Treasury Index Fund                                  11/25/02
     Liberty Small Company Index Fund                                  11/25/02
     Liberty Intermediate Tax-Exempt Bond Fund                         11/25/02

LIBERTY FUNDS TRUST VI

     Liberty Small-Cap Value Fund                                      10/10/01
     Liberty Growth & Income Fund                                      10/10/01
     Liberty Newport Asia-Pacific Fund                                 10/24/01


LIBERTY FUNDS TRUST VII

     Liberty Newport Tiger Fund                                        10/24/01
     Liberty Newport Europe Fund                                       10/24/01


CLOSED END FUNDS

     Colonial Intermediate High Income Fund                            10/24/01
     Colonial InterMarket Income Trust I                               10/24/01
     Colonial Insured Municipal Fund                                   10/17/01
     Colonial California Insured Municipal Fund                        10/17/01
     Colonial New York Insured Municipal Fund                          10/17/01
     Colonial Municipal Income Trust                                   10/17/01
     Colonial Investment Grade Municipal Trust                         10/17/01
     Colonial High Income Municipal Trust                              10/17/01

                                   APPENDIX A
                         CUSTODIAN AGREEMENT (CONTINUED)


LIBERTY VARIABLE INVESTMENT TRUST                                                   EFFECTIVE DATE
     Liberty Growth & Income Fund, VS (formerly Colonial U.S. Growth                10/10/01
       & Income Fund, VS)
     Colonial Small Cap Value Fund, VS                                              10/10/01
     Liberty All-Star Equity Fund, VS                                               10/17/01
     Liberty Select Value Fund, VS                                                  10/10/01
     Liberty S&P 500 Index Fund, VS                                                 10/10/01
     Colonial Strategic Income Fund, VS                                             10/24/01
     Columbia International Fund, VS (formerly Colonial International               10/24/01
       Fund for Growth, VS)
     Newport Tiger Fund, VS                                                         10/24/01
     Columbia High Yield Fund, VS                                                   04/__/03
     Columbia Real Estate Equity Fund, VS                                           04/__/03
     Liberty Equity Fund, VS                                                        04/__/03

     Liberty All-Star Growth Fund, Inc.                                             10/17/01
     Liberty All-Star Equity Fund                                                   10/17/01


LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
     Liberty (formerly Stein Roe) Global Thematic Equity Fund                       10/10/01
     Liberty (formerly Stein Roe) European Thematic Equity Fund                     10/10/01
     Liberty (formerly Stein Roe) Growth Stock Fund                                 10/10/01
     Liberty (formerly Stein Roe)Young Investor Fund                                10/10/01
     Liberty Asset Allocation Fund                                                  11/18/02
     Liberty Strategic Equity Fund                                                  11/25/02
     Liberty Large Cap Core Fund                                                    12/09/02
     Liberty Equity Value Fund                                                      11/25/02
     Liberty Small Cap Fund                                                         11/18/02
     Liberty Small Company Equity Fund                                              11/18/02
     Liberty Equity Growth Fund                                                     11/18/02
     Liberty International Equity Fund                                              11/18/02


LIBERTY-STEIN ROE FUNDS TRUST                                                       EFFECTIVE DATE
     Stein Roe Institutional Client High Yield Fund                                 10/10/01

LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
     Liberty (formerly Stein Roe) Managed Municipals Fund                           10/10/01
     Liberty (formerly Stein Roe) High Yield Municipal Fund                         10/10/01


LIBERTY-STEIN ROE ADVISOR TRUST


LIBERTY-STEIN ROE FUNDS INCOME TRUST

                                   APPENDIX A
                         CUSTODIAN AGREEMENT (CONTINUED)


     Stein Roe Cash Reserves Fund                                               10/10/01
     Liberty (formerly Stein Roe) Income Fund                                   10/10/01
     Liberty (formerly Stein Roe) Intermediate Bond Fund                        10/10/01


SR&F BASE TRUST


Liberty Floating Rate Fund                                                      10/10/01


Liberty-Stein Roe Institutional Floating Rate Income Fund                       10/10/01


Stein Roe Floating Rate Limited Liability Company                               10/10/01

                                   APPENDIX A
                         CUSTODIAN AGREEMENT (CONTINUED)


STEINROE VARIABLE INVESTMENT TRUST                                              EFFECTIVE DATE
     Liberty Asset Allocation Fund, VS (formerly Stein Roe Balanced             10/10/01
         Fund, VS)
     Stein Roe Growth Stock Fund, VS                                            10/10/01
     Columbia (formerly Stein Roe) Small Company                                10/10/01
         Growth Fund, VS
     Liberty Money Market Fund, VS                                              10/10/01
     Liberty Federal Securities Fund, VS                                        10/10/01


FOR THE ABOVE FUND PARTIES                  STATE STREET BANK AND TRUST COMPANY




By:                                         By:
   ----------------------------                 --------------------------------
Name:                                       Name:    Joseph L. Hooley
     --------------------------                  -------------------------------

Title: ------------------------             Title:   Executive Vice President
                                                  ------------------------------


Date:       _________, 2003____